UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C. 20549

                                  FORM 8-K

                               CURRENT REPORT







PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)    August 24, 1998



                           Meredith Corporation
         (Exact name of registrant as specified in its charter)



                    Iowa                1-5128          42-0410230
      (State or other jurisdiction   (Commission     (I.R.S. Employer
          of incorporation)          File Number)   Identification No.)



    1716 Locust Street, Des Moines, Iowa                50309-3023
  (Address of principal executive offices)              (ZIP Code)



  Registrant's telephone number, including area code  515 - 284-3000














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Item 5.  Other Events.

On August 24, 1998, Meredith Corporation announced in a press release, attached hereto as Exhibit 99, that it had agreed to acquire WGNX-TV, the CBS affiliate serving Atlanta. The planned acquisition involves the purchase of KCPQ-TV, a FOX affiliate in Seattle currently owned by Kelly Television Co., and the subsequent trade of KCPQ with Tribune Company for WGNX-TV in Atlanta. The transactions are subject to regulatory approvals and are expected to be completed early in calendar 1999.


Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

              99 Press release issued by Meredith Corporation dated August 24, 1998.




                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              MEREDITH CORPORATION
                              Registrant



                               (/s/ Stephen M. Lacy)
                                  Stephen M. Lacy
                               Vice President - Chief
                                  Financial Officer
                              (Principal Financial and
                                 Accounting Officer)




Date:  August 26, 1998












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                               Index to Exhibits








Exhibit
Number                                      Item
-------         -------------------------------------------------------------


  99            Press release issued by Meredith Corporation dated
                August 24, 1998.